PBHG INSURANCE SERIES FUND, INC.

                    SUPPLEMENT DATED JANUARY 15, 1998 TO THE
                        PROSPECTUS DATED OCTOBER 3, 1997


This Supplement updates certain information contained in the above-dated Prospectus. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

The principal place of business of the Adviser and the Administrator is 825 Duportail Road, Wayne, Pennsylvania 19087.

The first paragraph under the section captioned "General Information-The Transfer Agent and Sub-Transfer Agents" is amended to read in its entirety as follows:

"DST Systems, Inc., P.O. Box 419543, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund. The Administrator serves as shareholder servicing agent for the Fund under a shareholder servicing agreement with the Fund. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, serves as sub-shareholder servicing agent for the Fund under a sub-shareholder servicing agreement between UAM SSC and the Administrator. The principal place of business of UAM SSC is 825 Duportail Road, Wayne, Pennsylvania 19087."